Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of SKRP 1, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:


     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Richard Rappaport
---------------------------------------
Richard Rappaport
President (Principal Executive Officer)



/s/ Glenn Krinsky
---------------------------------------
Glenn Krinsky
Chief Financial Officer
(Principal Financial and Accounting Officer)

Dated: March 30, 2005

         A signed original of this written statement required by Section 906 has been provided to SKRP 1, Inc. and will be retained by SRKP 1, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.